EXHIBIT 3.2

                                     Bylaws

                                     BYLAWS

                                       OF

                   ROCKY MOUNTAIN FINANCIAL ENTERPRISES, INC.

                                    ARTICLE I
                                     OFFICES
                                     -------

        The principal office of the corporation need not be located in the State of Colorado. The corporation may have such other offices or relocate its principal offices either within or without the state of incorporation as the Board of Directors may designate or as the business of the corporation may require from time to time.

        The registered office of the corporation required by the Articles of Incorporation to be maintained in the state of incorporation may be, but need not be, identical with the principal offices in the state of incorporation and the address of the registered office may be changed from time to time by the Board of Directors.

                                   ARTICLE II
                                  SHAREHOLDERS
                                  ------------

        Section 1. Annual Meeting.  The annual meeting of the shareholders shall
        --------- ---------------
be held on such date as the Board of Directors shall determine by resolution. If the election of directors shall not be held on the day thus designated for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be practicable.

        Section 2. Special  Meetings.  Special  meetings of the shareholders for
        ---------  -----------------
any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding shares of the corporation entitled to vote at such a meeting.

        Section 3. Place of Meeting.  The Board of Directors  may  designate any
        ---------  ----------------
place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation.

        Section 4. Notice of  Meeting.  Written or printed  notice,  stating the
        ---------  ------------------
place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered and/or published as the laws of the state of incorporation shall provide.

        Section  5.  Fixinq of  Record  Date.  For the  purpose  of  determining
        ----------   -----------------------
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may fix in advance a date as the record date for any such determination of shareholders. Such date, in case of a meeting of shareholders, shall not be less than ten days nor more than fifty days prior to the particular action requiring such determination to be taken

        Section 6.    Quorum. One-third of the outstanding shares of the
        ----------    ------
corporation entitled to vote, represented in person or by proxy shall constitute a quorum at a meeting of shareholders, but less than one-third of the outstanding shares are present at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticedo The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

        Section 7.  Manner of Acting.  If a quorum is present,  the  affirmative
        ----------  -----------------
vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these Bylaws.

        Section 8. Proxies.  At all meetings of shareholders,  a shareholder may
        ---------- -------
vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

        Section  9.  Votinq of  Shares.  Except as  otherwise  set forth in this
        ----------   -----------------
Article II, each outstanding share of common stock shall entitle the registered holder thereof to one vote upon each matter submitted to a vote at a meeting of shareholders.

        Section 10. Votinq of Shares by Certain Holders.  Shares standing in the
        ----------  ------------------------------------
name of another corporation may be voted by such officer, agent, or proxy of the other corporation as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

        Shares held by an administrator, executor, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

        Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

        A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

        Neither treasury shares nor shares held by another corporation, if the majority of shares entitled to vote for the election of directors of such other corporation is held by the corporation, may be voted, directly or indirectly, at any meeting or counted in determining the total number of outstanding shares at any given time.

        Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

        Section 11. Informal Action by  Shareholders.  Any action required to be
        -----------  -------------------------------
taken at a meeting of the shareholders or any other action which may be taken at a meeting of the shareholders may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

        Section 12. Votinq by Ballot.  Voting on any question or in any election
        ----------  -----------------
may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting by ballot.

        Section  13.  Certification.   The  Board  of  Directors  may  adopt  by
        ------------  --------------
resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with the procedure thus established, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

        Section 1. General  Powers.  The business and affairs of the corporation
        ---------  ----------------
shall be managed by its Board of Directors. In addition to the powers and authorities expressly conferred upon them by the Articles of Incorporation and by these Bylaws, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

        The Board of Directors shall have the power from time to time to delegate any of its powers in the ordinary course of business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons as agents of the corporation with such powers (including the power to subdelegate) and upon such terms as may be deemed fit.

        Section 2. Number, Tenure, and Qualification. The number of directors of
        ---------  -----------------------------------
the corporation shall be as established from time to time by resolution of the Board of Directors. The number of directors shall not be reduced to less than three except that there need only be as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. Subject to the provisions of Article VIII, of the corporation's Articles of Incorporation, each director shall hold office until the next annual meeting of shareholders or until his successor has been elected and has qualified. Directors need not be residents of the state of incorporation or shareholders of the corporation.

         Section  3.  Reqular  Meetinqs.  A  regular  meeting  of the  Board  of
         -----------  ------------------
Directors shall be held, without other notice than these Bylaws, immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide, by resolution, for the holding of additional regular meetings, without notice other than such resolution. The Board of Directors may hold any such additional regular meetings by telephone conference or other means of electronic communication by which all directors can hear and speak to each of the other directors.

        Section 4. Special Meetings.  Special meetings of the Board of Directors
        ---------  -----------------
may be called by or at the request of the Chairman of the Board of Directors, the President, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may hold any special meeting by telephone conference or other means of electronic communication by which all directors can hear and speak to each of the other directors.

        Section 5. Notice. Notice of any special meeting shall be given at least
        ---------  -------
one day previous thereto by oral or written notice given or delivered personally to each director. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. A director may attend a regular or special meeting of the Board of Directors by telephone conference or other means of electronic communication by which such director can hear and speak to each of the other directors.

        Section  6.  Quorum.  A  majority  of the  members  of the  Board of
        ----------  --------
Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

        Section 7.  Action by Consent of Board of  Directors  Without a Meeting.
        ----------  -----------------------------------------------------------
Any action required or permitted to be taken by the Board of Directors under any provision of the laws of the state of incorporation may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under any provision of the laws of the state of incorporation which relates to an action so taken shall state that the-action was taken by unanimous written consent of the Board of Directors without a meeting. Such statement shall be prima facie evidence of such authority.

        Section 8.  Manner of  Acting.  The act of a majority  of the  directors
        ----------  ------------------
present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        The order of business at any regular meeting or special meeting of the Board of Directors shall be:

1.      Calling the roll.
2. Secretary's proof of due notice of meeting, if required. 3. Reading and disposal of unapproved minutes.
4.      Reports of officers.
5.      Unfinished business.
6.      New business.
7.      Adjournment.

        Section 9.  Vacancies.  Any vacancy  occurring in the Board of Directors
        ----------  ----------
may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or at a special meeting of shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the shareholders.

        Section 10. Compensation.  By resolution of the Board of Directors,  the
        ----------  -------------
directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor or from receiving compensation for any extraordinary or unusual service as a director.

        Section 11.  Presumption of Assent. A director of the corporation who is
        -----------  ----------------------
present at a meeting of the Board of Directors at which action is taken on any corporate matter shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

        Section 12. Resiqnation of Officers or Directors. Any director or other officer may resign his office at any time, such resignation to be made in writing and to take effect from the time of its receipt by the corporation unless a time be fixed in the resignation and then it will take effect from that date. The acceptance of the resignation shall not be required to make it effective.

        Section 13.  Removal.  Any director or directors of the  corporation may
        -----------  --------
be removed at any time, with or without cause, in the manner provided in the applicable laws of the state of incorporation.

                                   ARTICLE IV
                                    OFFICERS
                                    --------

        Section 1. Number. The officers of the corporation shall be a President,
        ---------  ------
a Secretary, and a Treasurer, all of whom shall be designated executive officers and each of whom shall be elected by the Board of Directors. A Chairman of the Board of Directors, one or more Vice Presidents, and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

        Section 2. Election and Term of Office.  The  executive  officers of the
        ---------  ----------------------------
corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be practicable. Each executive officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or shall have been removed in the manner hereinafter provided. Administrative assistant officers shall hold office at the pleasure of the President.

        Section 3.  Removal.  Any officer or agent  elected or  appointed by the
        ----------  --------
Board of Directors maybe removed by the Board of Directors whenever, it its judgment, the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

        Section  4.  Vacancies.   A vacancy in  any  executive  office,  because
        ----------   ----------
of death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

        Section 5. Chairman of the Board of  Directors.  A Chairman cf the Board
        ---------  ------------------------
of Directors may be elected by the Board of Directors. He shall preside at all meetings of the shareholders and of the Board of Directors.

        Section 6. President. The President shall be the chief executive officer
        ---------  ----------
of the corporation and, subject to the control of the Board of Directors, shall be in general charge of the business affairs of the corporation. He may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation or shall be required by law to be otherwise signed or executed, and, in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 7. Secretary.  The Secretary  shall: (a) keep the minutes of all
        ---------  ----------
meetings of the corporation's shareholders and of the Board of Directors in one or more books provided for the purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholders; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

        Section  8.  Treasurer.  If  required  by the  Board of  Directors,  the
        ----------   ----------
Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever and deposit all such monies in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these Bylaws; and (c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

        Section 9. Assistant Secretaries and Assistant Treasurers. The assistant
        ---------  ----------------------------------------------
secretaries, when authorized by the President, may sign with the President or a Vice President certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President.

        Section 10.  Salaries.  The salaries of the executive  officers shall be
        -----------  ---------
fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation. The salaries of the administrative assistant officers shall be fixed by the President.

                                    ARTICLE V
                     CONTRACTS, LOANS, CHECKS, AND DEPOSITS
                     --------------------------------------

        Section 1.  Contracts.  The Board of Directors may authorize any officer
        ----------  ----------
or officers, or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

        Section 2. Loans.  No loans in excess of $5,000 shall be  contracted  on
        ---------  ------
behalf of the corporation, and no evidence of indebtedness in excess of $5,000 shall be issued in its name, unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

        Section 3. Checks,  Drafts, etc. All checks, drafts, or other orders for
        ------------------  ------------
the payment of money, notes, or other evidences of indebtedness, issued in the name of the corporation, shall be signed by such officer or officers, or agent or agents of the corporation in such manner as shall from time to time be determined by resolution of the Board of Directors.

        Section 4. DeDosits. Ail funds of the corporation not otherwise employed
        ---------  --------
shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
                   ------------------------------------------

        Section 1. Certificates for Shares.  Certificates representing shares of
        ---------  -----------------------
the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the Chairman of the Board of Directors or by the President or a Vice President and by the
Treasurer or an assistant treasurer or by the Secretary or an assistant secretary; provided, however, that such signatures may be facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or any of its employees. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the state of incorporation, the name of the person to whom it is issued, the date of issue, the class (or series of any class), the number of shares represented thereby, and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue. In lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Any restriction on transfer imposed by the corporation shall be noted conspicuously on each certificate. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors and as shall conform to the rules of any stock exchange on which the shares may be listed.

        Section 2. Cancellation of Certificates. ALl certificates surrendered to
        ---------  ----------------------------
the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen, or destroyed certificates.

        Section 3. Lost,  Stolen,  or Destroyed  Certificates.  Any  shareholder
        ---------  ------------------------------------------
claiming that his certificate for shares is lost, stolen, or destroyed may make an affidavit or affirmation of that fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not to exceed an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount thereof to be determined by the President or Treasurer of the corpcration), a new certificate may be issued of the same tenor and representing the same number, class, and series of shares as were represented by the certificate alleged to be lost, stolen, or destroyed.

        Section 4. Transfer of Shares.  Subject to the terms of any  shareholder
        ---------  ------------------
agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authprized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person, by his legal representative who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and paymentof all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall be express, or other notice thereof, save as expressly provided by the statutes of the state of incorporation.
                                   ARTICLE VII
                                      SEAL
                                      ----

        The Board of Directors shall provide a corporate seal, circular in form, having inscribed thereon the corporate name, the state of incorporation, and the word "Seal".

                                  ARTICLE VIII
                                WAIVER OF NOTICE
                                ----------------

        Whenever any notice is required to be given to any shareholder or director of the corporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE IX
                                   AMENDMENTS
                                   ----------

        These Bylaws may be altered, amended, or repealed, and new Bylaws may be adopted, by the affirmative vote of a majority of the members of the Board of Directors represented at any regular or special meeting of the Board of Directors.

                                    ARTICLE X
                  UNIFORMITY OF INTERPRETATION AND SEVERABILITY
                  ---------------------------------------------

        The Bylaws shall be so interpreted and construed as to conform to the Articles of Incorporation and the statutes of the state of incorporation or of any other state in which conformity may become necessary by reason of the qualification of the corporation to do business in such foreign state, and where conflict between these Bylaws and the Articles of Incorporation or the statutes of the state of incorporation has arisen or shall arise, these Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any provision hereof or the application thereof shall be deemed to be invalid by reason of the foregoing sentence, such invalidity shall not affect the validity of the remainder of the Bylaws without the invalid provision or the application thereof, and the provisions of these Bylaws are declared to be severable.


                                   CERTIFICATE

        I hereby certify that the foregoing Bylaws, consisting of twelve (12) pages, including this page, constitute the Bylaws of Rocky Mountain Financial Enterprises, Inc. adopted by the Board of Directors as of December 3, 1993.


                                                                /S/Mark S. Urich
                                                                ----------------
                                                                Secretary